Investor Presentation May 19, 2022 Exhibit 99.1

Forward Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include COVID-19 related impacts; competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2022, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, such as COVID-19, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES  This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding. 2

Our Value Proposition 3 Market Diversification and Strategy for Growth Experienced and Invested Management Team Conservative Credit Culture and Effective Risk Management and Mitigation Robust Funding Capacity, Anchored by a Diverse, Low-Cost Deposit Base Focus on Efficient Performance Throughout our Diversified Business Lines

Our Company 4 Committed to our Entrepreneurial Spirit Equity Bancshares, Inc. NASDAQ: EQBK Start-Up: 2002 - 2007 Brad Elliott, current Chairman and CEO, founded Equity Bancshares, Inc. in 2002. Closed 5 branch or whole bank acquisitions Opened 2 branches in Missouri Growth: 2008 - 2016 Opened branches in Lee’s Summit & Overland Park, Kansas Acquired Ellis State Bank $8.8MM of TARP issued and repaid with SBLF $20.0MM Capital Raise Purchased 4 branches from Citizens Bancshares (Topeka) Scale: 2017-2021 $20.4MM Capital Raise Acquired First Community Bancshares Rationalized branch map, 3 closures, 1 opening Acquired First Independence and Community First $35.4MM private placement capital raise Acquired Prairie State, Patriot Bank, and Eastman Acquired Kansas Bank Corporation, Adams Dairy Bank, and City Bank & Trust Launched ETWM Completed $75MM subordinated debt issuance Acquired Almena State Bank, 3 branches from Security Bank, and American State Bancshares For the quarter ended March 31, 2022.

Strong Senior Leadership Team 5 Brad Elliott Chairman & CEO Years at Equity: 20 | Years in Banking: 33 Eric Newell Chief Financial Officer Years at Equity: 2 | Years in Banking: 20 Craig Anderson President Years at Equity: 4 | Years in Banking: 40 Greg Kossover Chief Operating Officer Years at Equity: 9 | Years in Banking: 22 Founded Equity Bank in 2002 2018 EY Entrepreneur of the Year National Finalist 2014 Most Influential CEO, Wichita Business Journal Became COO in April 2020 Served as CFO from 2013 to 2020  EQBK Board of Directors, 2011-current Became President in April 2020 Served as COO from 2018 to 2020 Served as President of UMBF Commercial Banking  Served as CFO at United Bank in Hartford, CT ($7.3B assets) Served as CFO and head of Treasury at Rockville Bank, Glastonbury, Conn. Julie Huber EVP, Strategic Initiatives Years at Equity: 19 | Years in Banking: 32 Served in variety of leadership roles in her time at Equity Bank John Creech SVP, Chief Credit Officer Years at Equity: <1 | Years in Banking: 13 Brett Reber EVP, General Counsel Years at Equity: 4 | Years in Law: 34 Greg Lawson EVP, Chief Information Officer Years at Equity: <1 | Years in Banking: 12 Prior to joining Equity Bank, practiced law for 30 years with Wise & Reber, L.C. Previously served as Chief Credit Policy and Administration Officer for Synovus Bank Previously served as Director, IT Solutions at BOK Financial, and Director of Infrastructure Engineering and Operations at Jack Henry and Associates

Our Operating Footprint 6

Our Markets 7 Missouri 10 counties 16 branches Kansas 21 Counties 38 branches Source: S&P Market Intelligence. Equity Bancshares, Inc. operating market reported above includes all bank locations and counties in which Equity operates

Our Markets 8 Arkansas Benton | Boone | Carroll 5 branches Oklahoma Kay | Texas | Tulsa | Washita 10 branches Source: S&P Market Intelligence. Equity Bancshares, Inc. operating market reported above includes all bank locations and counties in which Equity operates

Proven record of M&A execution 9 Pricing Multiples Transaction Impact

Our Opportunity 10 There are over 1000 bank offices with deposits less than $750MM in our market Key Potential New Markets Disciplined M&A Strategy We look to partner with companies with strong community markets focus, while expanding our presence in our current metro markets or adjacent markets of Springfield, MO, Omaha, NE, Oklahoma City, OK and Des Moines, IA Ideally look for deals with low levels of problem assets, low to mid single digit tangible book value dilution with mid teen EPS accretion Deals must earnback in less than 3 years

Technology Investment 11 Efficiencies Customer Experience Investment Focused on continued improvement of our customers digital experience Attempting to reduce friction associated with deposit online account opening and small business loan origination ‘Brilliant Bank’, an online only division of Equity Bank to be used as a deposit gathering lever Looking to reduce manual processes through better applications and Robotic Process Automation Launching ITM network in 2022, which involves strategic redeployment of staff from branch to ITM video center Continuously investing in Cyber and Information security Currently invested in one FinTech bank fund, while continually reviewing investment options to meet long-term strategic needs of community banks One direct investment made in FinTech through fund introduction Looking to create long-lasting partnerships with companies and management teams

Robust Growth 12 Gross Loans 7.4% CAGR Total Deposits 11.0% CAGR

Strong Core Deposit Franchise 13 Deposit Composition(1) Fully integrated digital banking platform with an adoption rate of 60.1% among core banking customers Continued emphasis on development of relationships to drive growth in non-interest bearing deposits. Cost of Deposits: 0.16%(1) Core Deposits(2) / Total Deposits Total Deposits & Loan to Deposit Ratio For the quarter ended March 31, 2022. Includes interest and non-interest bearing deposits. Core deposits excludes time deposits > $100K. Dollars in millions.

Diversified Loan Portfolio 14 Year-to-Date Loan Yield 4.44% 5.19% 5.73% 5.74% For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the Company’s loan disclosures within the applicable financial statement. Composition excludes the impact of PPP loans as of each applicable date. For the Year-to-Date periods ended December 31, 2020, December 31, 2021 and March 31, 2022, yield has been adjusted to exclude PPP loans, including these loans yield would be 5.00%, 4.77% and 4.61%, respectively. 4.54%

Asset Quality 15 Commentary Net charge-offs were $362 thousand for the quarter, or 5 bps of average loan assets annualized.  Reserve ratio, exclusive of PPP assets, is 1.48% remaining well positioned for any losses which materialize from the current economic uncertainty surrounding inflation and related effect on consumer liquidity, supply chain disruption, and input cost escalation concerns.  Overall, nonaccrual loans declined $8.7 million quarter over quarter.     Nonperforming Assets Net Charge-Offs (NCO) / Average Loans Includes loans 90+ days past due which are not highlighted in the table. Excludes Bank owned branch assets, totaling $1.0M, classified as Other Real Estate Owned within the Statements of Condition. (1,2) (2)

Investment Portfolio Strategy 16 We believe the structure in the portfolio outperforms peers through the cycle Portfolio average life is shorter than peer; effective duration equal to peer and hard final maturities of our bullet investments provide guaranteed cash flow Portfolio is nearly fully extended; future cash flow will be little affected by higher rates Investment Portfolio Thesis Environment Shift: 2020 -> 2022 As we began 2020, investment portfolio was over 80% Agency MBS and CMOs As rates collapsed, the majority of the portfolio prepaid, leaving the bank with hundreds of millions in cash needed to be reinvested in the worst rate environment in history Private Label Mortgage Portfolio Predominantly front cash flow tranches of 30-year mortgage pools. Modeled to have 5-year average life, however, is currently prepaying faster and cash-flowing like a 2.5-year average life portfolio. 14% of investment portfolio but 20% of cash flow Barbell Strategy Private label front-load is combined with longer bullet investments in the 8-to-10-year part of the curve, encouraged by low short to medium term yields with a steep curve in 2021 Provided similar yields to Agency MBS options without similar extension risk Agency MBS virtually uninvestable in 2021; choice between 1.5%-2.0% coupons or 2.5%+ coupons with prepayments outpacing amortization of premium Current Investment Portfolio Mix

Capital Management 17 Capital Management Strategy Capital Targets EQBK establishes capital targets based on the following objectives: Maintain designation as a “well capitalized” institution under fully phased-in Basel III regulatory definitions Ensure capital levels are commensurate with the Company’s risk profile and strategic plan Capital Management Priorities Support organic growth Dividend payout ratio targeted at 10-20% Common stock repurchases Merger & acquisition activity Excess Capital Deployment EQBK’s Tangible Common Equity Ratio target is 8.5(1)%; TCE above 8.5% is considered excess capital assuming “well capitalized” regulatory capital ratios are maintained. Deployment of capital ideally has less than a 3-year tangible book value earnback using the crossover method; Excess capital can be deployed for: Shares repurchases, Higher shareholder dividends, and/or Acquisitions The Company’s capital ratios are comfortably above well capitalized levels as of 3/31/2022 2022 Capital Management Actions 1. As of March 31, 2022 the tangible common equity ratio is being negatively impacted by $50.0 million in unrealized losses on the investment portfolio.  Adjusting for this temporary decline in fair value, would result in a Tangible Common Equity Ratio of 8.55%.

Revenue Mix 18 2022 YTD Operating Revenue(1) Noninterest Income 18.9% 2022 YTD operating revenue is equal to $48.3M, defined as net interest income of $39.3M plus non-interest income excluding gain / (loss) on securities transaction of $9.0M. YTD operating revenue less PPP income is equal to $48.3M less $827 thousand, or $47.4M

Price Resilience 19 Source: S&P Market Intelligence. As of 5/16/2022 3 Months 1 Year

Long Term Key Strategic Objectives 20 Grow Tangible Book Value Maximize Risk Adjusted Return on Assets Offer best-in-class banking products and services Drive organic fee income generation Efficiently grow core earnings Effectively deploy capital through share repurchases, dividends and whole bank m&a while maintaining strong capital ratios Re-mix cash flows into higher yielding instruments funded with low-cost core deposits Achieve 15% + ROATCE & 1.5% PTPP ROA Optimize revenue composition with 30% fee income to total revenue Explore diversification of earnings through strategic acquisitions of fee-based revenue businesses Invest in people, systems, and technology Tailor products to meet customers needs Deliver services through high quality, relationship-based delivery channels

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